Exhibit 99.1

ICC Holdings, Inc. Annual Shareholders Meeting June 14, 2024

As a reminder, we will be presenting certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, or the Reform Act, during this presentation which may include, but are not limited to, statements regarding the Company’s, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. The forward-looking statements are based on management's current views and assumptions regarding future events and operating performance, and are inherently subject to significant business, economic, and competitive uncertainties and contingencies and changes in circumstances, many of which are beyond the Company’s control. The statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update or revise these statements to reflect events or circumstances occurring after the date of this presentation. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, the Company cannot guarantee their accuracy. Certain factors could cause actual results to differ materially from those described in these forward-looking statements. For a list of factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, “Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations,” including “Forward-Looking Information,” set forth in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024. No undue reliance should be placed on any forward-looking  statements.

Contents Strategic Update Merger Agreement Results Examined Geographic Footprint

Strategic Update Operational Matters Stock sale Rates, risk, and inflation Balance sheet strength Improved Investment Returns Positive trend for investments Hold to maturity Reduced equity exposure Going Forward Continuing geographic expansion Strong first quarter 2024 Same company – new opportunities

Merger Agreement Acquirer Mutual Capital Holdings Merger Consideration: $23.50 per share of common stock Aggregate Consideration: Approximately $73.8 million Form of Consideration: All cash Pro Forma Ownership: 100% owned by Mutual Capital Holdings Organization Structure: ICC Holdings will become a subsidiary of Mutual Capital Holdings and Illinois Casualty Company will continue as the insurance subsidiary Required Approvals: Customary regulatory approvals and approval of the shareholders of ICC Holdings.

Results Examined Income Statement For the Three-Months Ended For the Twelve-Months Ended March 31, December 31, 2024 2023 2022 (Unaudited) (Audited) Net premiums earned $20,222,366 $75,717,108 $69,057,343 Net investment income 1,440,202 5,179,343 4,034,228 Net realized investment gains (losses) 150,686 672,857 874,470 Net unrealized gains (losses) 1,273,890 1,135,905 (4,706,405) Other income (loss) (5,037) 236,914 420,202 Consolidated revenues 23,082,107 82,942,127 69,679,838 Losses and settlement expenses 12,336,928 47,929,630 44,532,729 Policy acquisition costs and other operating expenses 7,663,099 28,521,973 24,896,120 Interest expense on debt 45,904 184,122 196,070 General corporate expenses 200,770 784,308 776,747 Total expenses 20,246,701 77,420,033 70,401,666 Earnings before income taxes 2,835,406 5,522,094 (721,828) Income tax expense (benefit): Current 401,372 1,176,081 984,897 Deferred 194,829 89,118 (1,125,063) Total income tax expense (benefit) 596,201 1,265,199 (140,166) Net earnings $2,239,205 $4,256,895 $(581,662) Other comprehensive earnings (loss), net of tax (640,112) 2,220,181 (11,761,544) Comprehensive earnings (loss) $1,599,093 $6,477,076 $(12,343,206)

Results Examined Combined Ratio by Product Line 160.0% 140.0% 120.0% 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% BL BP LL UL WC Total 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 Goal

Results Examined Combined Ratio by State 200.0% 150.0% 100.0% 50.0% 0.0% AZ CO IA IL IN KS MI MN MO OH PA UT WI Total 12/31/2019 12/31/2020 12/31/2021 12/31/2022 12/31/2023 Goal

Results Examined Average Premium Per Policy Average Premium per Policy by Line of Business Average BP premium increased by 14.7% in 2023 while average property exposure decreased by 2.6% and liability exposure increased by 12.1% Average LL premium in 2023 increased by 14.6% $11,000 $10,000 $9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $1,100,000 $1,000,000 $900,000 $800,000 $700,000 $ $600,000 $500,000 $6,665 $830,668 $726,333 $2,434 $1,539 $3,084 $6,749 $754,589 $741,282 $2,161 $1,440 $2,632 $7,683 $806,247 $753,900 $2,449 $1,701 $2,830 $9,120 $900,211 $792,109 $2,802 $1,832 $2,881 $10,456 $1,001,911 $771,259 $3,211 $1,697 $2,959 2019 2020 2021 2022 2023 BP LL UL WC Avg. Bldg and BPP Limit per Policy Average Food and Liquor Sales per Policy

Results Examined Balance Sheet For the Three-Months Ended For the Twelve-Months Ended March 31, December 31, 2024 2023 2022 (Unaudited) (Audited) Assets Investments and cash: Fixed maturity securities $109,168,285 $110,955,697 $93,388,971 Common stocks at fair value 13,369,954 12,191,621 20,438,907 Preferred stocks at fair value 3,046,812 2,896,296 2,772,605 Other invested assets 9,040,528 8,898,409 4,722,137 Property held for investment net of depreciation 6,115,025 5,910,864 6,002,233 Cash and cash equivalents 7,026,999 1,478,135 3,139,986 Total investments and cash 147,767,603 142,331,022 130,464,839 Accrued investment income 962,242 915,156 791,812 Premiums and reinsurance balances receivable 36,450,702 37,220,433 31,270,460 Ceded unearned premiums 724,172 755,099 947,851 Reinsurance balances recoverable on unpaid losses and settlement expenses 13,738,899 12,736,579 13,610,295 Income taxes-current (236,563) 127,730 22,042 Income taxes-deferred 2,622,966 2,647,636 3,296,688 Deferred policy acquisition costs, net 8,643,538 8,552,459 7,167,036 Property and equipment net of depreciation 3,363,731 3,325,322 3,313,719 Other assets 2,395,727 2,405,577 1,277,469 Total assets $216,433,017 $211,017,013 $192,162,211 Liabilities and Equity Liabilities: Unpaid losses and settlement expenses 77,650,986 71,919,585 67,614,063 Unearned premiums 47,450,348 47,259,637 40,527,182 Reinsurance balances payable 663,886 1,132,301 1,405,337 Corporate debt 15,000,000 15,000,000 15,000,000 Accrued expenses 5,783,483 7,442,617 6,072,020 Other liabilities 1,198,903 1,259,324 1,102,678 Total liabilities $147,747,606 $144,013,464 $131,721,280 Equity: Common stock 35,000 35,000 35,000 Treasury stock, at cost (5,776,979) (5,710,324) (5,463,535) Additional paid-in capital 33,421,997 33,330,846 33,119,125 Accumulated other comprehensive earnings, net of tax (7,261,448) (6,621,336) (8,841,517) Retained earnings 50,083,573 47,844,368 43,701,233 Less: Unearned employee stock ownership plan shares at cost (1,816,732) (1,875,005) (2,109,375) Total equity 68,685,411 67,003,549 60,440,931 Total liabilities and equity $216,433,017 $211,017,013 $192,162,211

Results Examined Consistent Reserving Loss and DCC Reserve Development First Year Ultimate Current Ultimate $45,000 $40,000 $35,000 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $0 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

Results Examined Historical Book Value Per Share 23.00 21.00 19.00 17.00 15.00 13.00 11.00 9.00 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024

Geographic Footprint Currently Active Entered May 1, 2024 Entry Planned Licensed

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